                            TERRACE RIDGE PLAZA LEASE
                                 REFERENCE PAGE

      LANDLORD:                          MGI Properties
                                         A Massachusetts Trust

      LANDLORD'S ADDRESS:                30 Rowes Wharf
                                         Boston, Massachusetts 021 1 0

      TENANT:                            Flame-Broiled Chicken, Inc.

      TENANT'S ADDRESS:                  5203 East Fowler Avenue
                                         Temple Terrace, Florida 33617

      TENANT'S TRADE NAME:               Gladestones Grilled Chicken

      PREMISES-                          Suite 5203, 1,660 Square Feet

      BUILDING:                          Terrace Ridge Plaza

      USE:                               Sale of prepared chicken and desserts.

      COMMENCEMENT DATE:                 March 1, 1995

      EXPIRATION DATE:                   February 28, 2000

      LEASE TERM:                        Sixty (60) months

      ANNUAL FIXED RENT:             Year 1       $24,900   Annually
                                     Year 2       $25,730   Annually
                                     Year 3       $26,560   Annually
                                     Year 4       $27,390   Annually
                                     Year 5       $28,220   Annually

      MONTHLY INSTALLMENT
      OF FIXED RENT:                 Year 1     $2,075.00   Monthly
                                     Year 2     $2,144.17   Monthly
                                     Year 3     $2,213.33   Monthly
                                     Year 4     $2,282-50   Monthly
                                     Year 5     $2,351.67   Monthly

      TENANT'S PROPORTIONATE SHARE:  .01659

SECURITY DEPOSIT:         $1,291.67 (carried over from previous lease)


The Reference Page information is incorporated into and made a part of this Lease. In the event of any conflict between any Reference Page information and this Lease, this Lease shall control. This Lease includes Exhibits A through F all of which are made a part hereof.

MGI PROPERTIES                  FLAME-BROILED CHICKEN, INC.
A Massachusetts

LANDLORD:      /S/                TENANT:         /S/
          -------------                   -------------------

Name: Karl W. Weller                      Name: Marvin Nolley
Title: SVP                                Title: President



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                                      INDEX

                                                                       Page No.



SECTION I - PREMISES                                                   1
SECTION 2 -TERM                                                        1
SECTION 3 - FIXED RENT                                                 1
SECTION 4 - ADDITIONAL RENT                                            2
SECTION 5 - COMMON AREAS                                               4
SECTION 7 - USE                                                        4
SECTION 8 - UTILITIES                                                  5
SECTION 9 - RULES AND REGULATIONS                                      6
SECTION 10 - CHANGE OF IMPROVEMENTS BY TENANT                          6
SECTION 11 - REPAIRS AND MAINTENANCE                                   6
SECTION 12 - WAIVER OF LIABILITY BY TENANT                             7
SECTION 13 - INDEMNIFICATION AND INSURANCE                             7
SECTION 14 - SIGNS                                                     8
SECTION 15 - ASSIGNMENT AND SUBLETTING                                 8
SECTION 16 - REPAIR AFTER CASUALTY                                     9
SECTION 17 - CONDEMNATION                                              11
SECTION 18 - LANDLORD'S REMEDIES UPON DEFAULT                          11
SECTION 19 - DISCHARGE OF LIENS                                        13
SECTION 20 - LIABILITY OF LANDLORD                                     13
SECTION 21 - RIGHTS OF LANDLORD                                        13
SECTION 22 - SUBORDINATION TO MORTGAGE                                 14
SECTION 23 - NO WAIVER BY LANDLORD                                     14
SECTION 24 - VACATION OF PREMISES                                      14
SECTION 25 - MEMORANDIJM TO LEASE                                      15
SECTION 26 - RENT DEMAND                                               15
SECTION 27 - NOTICES                                                   15
SECTION 28 - APPLICABLE LAW AND CONSTRUCTION                           15
SECTION 29 - FORCE MAJEURE                                             15
SECTION 30 - LANDLORD'S LIEN                                           16
SECTION 31 - QUIET ENJOYMENT                                           16
SECTION 32 - HOLDING OVER                                              16
SECTION 33 - BROKERS                                                   16
SECTION 34 - CAPTIONS                                                  16
SECTION 35 - VARIATIONS IN PRONOUNS                                    16
SECTION 36 - LENDERS'APPROVAL                                          17
SECTION 37 - SECURITY DEPOSIT                                          17
SECTION 38 - NO INCOME PARTICIPATION                                   17

                                      LEASE

      THIS LEASE made and entered into between Landlord and Tenant evidences the following understandings and agreements. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

                                  WITNESSETH:
PREMISES

Section 1. (a) Landlord leases to Tenant and Tenant rents from Landlord the Premises consisting of 1,660 square feet, currently being leased (all dimensions herein are measure from center of the wall to center of the wall for all party walls and from the outside face of all exterior walls and store fronts), located at the Building and commonly known as Terrace Ridge Plaza ("Shopping Center"). The Shopping Center is more particularly described on Exhibit "A" attached hereto and made a part hereof by reference.

      (b) The Premises are indicated in red on Exhibit "B" attached hereto and made a part hereof by reference. "Tenants Proportionate Share" as used in this Lease shall mean a fraction, the numerator of which is the gross leasable area of the Premises and the denominator of which is the gross leasable area of the Shopping Center which is occupied and open for business from time to time (but in no event less than ninety percent (90%) of the gross leasable area of tile Shopping Center), in each case as reasonably determined by Landlord. Notwithstanding the foregoing, in connection with the calculation of Tenant's Proportionate Share of Tax Cost, Insurance Cost or Shopping Center Cost (as such terms are hereinafter defined), the denominator of such fraction shall be reduced by the gross leasable area of those portions of the Shopping Center that Landlord is not obligated to incur such Tax Cost, Insurance Cost or Shopping Center Cost. Tenant's Proportionate Share is initially set forth on the Reference Page. If the denominator in the above fraction increases with the further development of the Shopping Center, Tenant's Proportionate Share shall decrease accordingly. Gross leasable area of the Premises means all ground floor area contained in the Shopping Center designated for tenants' exclusive occupancy.

      (c) Landlord expressly reserves (i) the use of the exterior rear and side walls and roof of the Premises and any space between the ceiling of the Premises and the floor above or the roof of the Building, (ii) the right to install, maintain, use, repair and replace the pipes, ducts,-conduits and wires leading into or running through the Premises (in locations which will not materially interfere with 1'enant's use thereof, and (iii) the right to make alterations or additions to, and to build additional stories on, the Shopping Center and to build other buildings or improvements on the Common Areas (as hereinafter defined).

TERM

Section 2. (a) The Lease Term shall be as indicated on the Reference Page. The term "Commencement Date" means the date after landlord's work on the Premises, as specifically set forth in Section 6 hereof, will be completed to the extent reasonably required for the installation by Tenant of Tenant's fixtures, furnishings and equipment or if no work is to be performed by Landlord pursuant to Section 6 hereof, on the date keys are delivered to Tenant by Landlord.

FIXED RENT

Section 3. (a) Tenant agrees, without demand and without any deduction or set off, to pay to Landlord, at Landlord's Address shown on the Reference Page, or at such other place as Landlord may designate, as a fixed minimum rent for the Premises per Lease Year, the Annual Fixed Rent indicated on the Reference Page for such Lease Year in fixed equal monthly installments during each Lease Year equal to the Monthly Installments of Fixed Rent indicated on the Reference Page for such Lease Year, each Monthly Installment or Fixed Rent to be payable in advance on the first day of each month during the Term.


                                       [1]



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      (b) Upon execution of this Lease, Tenant shall deposit with Landlord (i)
the Security Deposit as indicated on the Reference Page to be held by Landlord during tile Term pursuant to the provisions of Section 37 thereof, and (ii) the first Monthly Installment of Fixed Rent which deposit shall be applied to the Monthly Installment of Fixed Rent due for the first full month of the Tenn.

      (c) Tenant's obligation to pay rent (as hereinafter defined) shall begin on the earlier to occur of the Commencement Date or the date upon which 'Tenant shall open for business in the Premises. Rent due for any period which is less than a calendar month, whether prior to the Commencement Date or after the Expiration Date, shall be prorated on a daily basis and shall be computed on the basis of Tenant's monthly rental payments. Tenant shall pay to Landlord the rent for each such day (i) concurrently with the first Monthly Installment of Fixed Rent due hereunder; (ii) upon vacating the Premises as herein provided; or (iii) upon demand from Landlord, as the case may be.

      (d) Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and unpaid ten (10) days after said amount is due (or payment is made by a bank draft which is returned unpaid), such amount shall be increased by late charge in the amount equal to the greater of- (a) One Hundred Dollars ($100.00) or (b) a sum equal to five percent (5%) of the unpaid amount. The amount of the late charge shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section shall not in any way affect Landlord's remedies pursuant to Section 18 of this Lease.

ADDITIONAL RENT

Section 4.     (a) Tenant agrees to pay to Landlord, as additional rent

               ("Additional Rent") for the Premises, throughout the Term, the following amounts.

                      (i) Tenant's Proportionate Share of the cost of operating
                  and maintaining tile Shopping Center, including the Common Areas, which areas are defined in Section 5 (the "Shopping Center Cost") including without limitation, the cost of the following: management fees, lighting, utilities, cleaning snow and trash removal, line painting, security (if provided), maintenance, materials, labor costs, equipment (including, without limitation, the cost of service agreements on equipment's), tools, general repairs, employee benefits and payroll taxes, accounting fees, legal fees, permits, license and inspection fees, sales, use and service taxes, insurance (including without limitation, public liability insurance), and the repair or replacement of paving, curbs, stations, first aid stations, comfort stations, stairways, truck ways, loading docks, package pick-up stations, sidewalks, ramps, the parking lot, driveways, any garage, the roof, landscaping, drainage facilities, and lighting facilities, as may be necessary from time to time, and any other cost of operation of the improvement of the Shopping Center. Shopping Center Cost shall include depreciation of equipment acquired for use in Shopping Center maintenance, but shall not include the original cost thereof.

                  (ii) Tenant's Proportionate Share of any real estate and ad valorem taxes and assessments (1) which shall or may become a lien upon, or be assessed, imposed, or levied by lawful taxing authorities against the land upon which the Shopping Center is located, the Building, and other improvements on the Shopping Center for the tax years (the years for which a lien is imposed) failing wholly or partially within the term of this Lease; (2) which arise in connection with the use, occupancy, or possession of the Shopping Center or any part thereof for any land, buildings, or other improvements thereon; (3) which become due and payable out of or for the Shopping Center, any part thereof, or any land, buildings, or other improvements thereon; or (4) which are imposed, assessed, or levied in lieu of, in substitution for, or in addition to any or all of the



                                       (2)
                foregoing (collectively the "Tax Cost"). The "Tax Cost" shall include any fees, expense or costs (including attorneys' fees, expert fees and appraisal fees) incurred by Landlord in protesting any assessments, levies or the tax rate, but shall not include any charge (,such as a water meter charge) which is measured by actual user consumption. A real estate tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of any real estate taxes, assessments, or installment thereof. In addition, Tenant shall pay all taxes levied against personal property, mixtures and Tenant's improvements in the Premises. If such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of any such items and Landlord elects to pay the taxes based oil such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

                  Tenant's Proportionate Share of all premiums for public liability, fire and extended coverage or all risk, business interruption and/or rent loss, and/or any other insurance policy which may reasonably be carried by Landlord insuring the Premises, the Building, the Shopping Center, or any improvements therein (the "Insurance Cost"). In the event Landlord elects to self insure, insure with a deductible in excess of $1,000 or obtain insurance coverage in which the premium fluctuates in proportion to losses incurred, then Landlord shall estimate the amount of premium that landlord would have been required to pay to obtain insurance coverage (or insurance coverage without such provisions) with a recognized carrier and such estimate amount shall be deemed to be an Insurance Cost. Landlord may, in a reasonable manner, allocate insurance premiums for so-called "blanket" insurance policies which insure other properties as well as the Building and said allocated amount shall be deemed to be an Insurance Cost.

                  (iv) A proportionate share of all utilities services not
                      measured by a separate meter for the Premises and provided to Tenant and other tenants of the Shopping Center (the "Utility Cost"). Tenant's share of the Utility Cost shall be determined on the basis of the total square feet of floor area of the Premises as a percentage of the total square feet of floor area leased by all tenants provided such services. Tenant shall pay its share of such cost within ten (10) days after demand thereof. Landlord shall not bill Tenant for such cost more often than monthly.
                  (b) Tenant's Proportionate Share of the Shopping Center Cost, the Tax Cost and the Insurance Cost shall be estimated by Landlord no later than thirty (30) days prior to the first day of each Lease Year. Landlord shall notify Tenant of such estimates which shall be paid by Tenant in advance, on the first day of each and every calendar month throughout such Lease Year. At the end of the Lease Year, when Landlord has calculated the exact amount of Tenant's Proportionate Share of such costs, Landlord shall notify Tenant of such exact amount. Any deficiencies in the payments therefore made by Tenant shall be paid by Tenant to Landlord within ten (10) days of receipt of said notice. Any surplus paid by Tenant during the preceding Lease Year shall be applied against the next due monthly installments of such costs due from Tenant. During any part of the Term which shall be less than a full calendar year, any and all such costs shall be prorated on a daily basis so that Tenant shall only pay Tenant's proportionate share of such costs attributable to the portion of the calendar year occurring within the Term.

             (c) The term "rent" as herein used shall include Annual Fixed Rent, and Additional Rent.








                                       [3]

COMMON AREAS

Section 5. Subject to the Rules and Regulations specified in Section 9 hereof and Landlord's rights under Section l(c) hereof, Landlord hereby grants to 'Tenant and 'Tenant's employees, agents, customers, and invites the non--exclusive right, during the Term, to use, subject to the rights of governmental authorities, casements, public highways and other restrictions of record, in common with others granted the use thereof the Common Areas located within the Shopping Center. The term "Common Areas" as used in this Lease shall mean the entire Shopping Center less the gross leasable area of the Shopping Center and shall include, without limitation, the parking areas, roadways, pedestrian sidewalks, loading docks, delivery areas, landscaped areas, and all other areas or improvements which may be provided by Landlord for the general use of tenants of the Building and the Shopping Center and their agents, employees, and customers. Landlord shall be responsible for the operation, management, and maintenance of the Common Areas. The Banner in which the Common Areas shall be maintained and the expenditures therefor shall be at the sole discretion of the Landlord. Landlord may temporarily close parts of the Common Areas for such periods of time as may be necessary for (i) temporary use as a work area in connection with the construction of buildings or other improvements within the Shopping Center or contiguous property, (ii) repairs or alterations in or to the Common Areas or to any utility type facilities, (iii) preventing the public from obtaining prescriptive rights in or to the Common Areas, (iv) emergency or security reasons, or (v) doing and performing such other acts as in the use of good business judgment Landlord shall determine to be appropriate for the Shopping Center; provided however, that Landlord shall use reasonable efforts not to unduly interfere with or disrupt 'Tenant's business.


USE

Section 7. (a) The Premises shall be occupied and used exclusively for the purposes described on the Reference Page. No amusement games of any character or description may be used or offered for use in the Premises. No live entertainment shall be provided in the Premises unless expressly permitted herein. Tenant shall commence business in the Premises on or before 30 days after the Commencement Date, shall operate one hundred percent (100%) of the Premises during the entire Term, and shall keep the Premises fully stocked with merchandise and staffed with personnel so as to maximize Gross Sales at the Premises at all times. Tenant shall conduct its

                                       [4]
business in the Premises on all business days during all to be consistent with the days and hours of other tenants in the Shopping Center, but in no event less than eight (8) hours in a business day, six (6) days a week and sixty (60) hours a week. Tenant may close the premises during reasonable periods for repairing, cleaning or decorating the Premises, with the prior written consent of Landlord

             (b) Tenant agrees to conduct its business in the Premises under Tenant's Trade Name as indicated on the Reference Page.

             (c) Tenant shall use and occupy the Premises in accordance with all governmental laws, ordinances, rules, and regulations and regulations and shall keep the premises in a careful, safe, and proper manner. Tenant shall not use, or allow the Premises to be used, for any purpose other than as specified herein and shall not use or permit the Premises to be use for any unlawful, disreputable, or immoral purpose or in any way that will injure the reputation of the Shopping Center. Tenant shall not permit any activities in the Premises which may create or cause noise levels which are audible outside the Premises and disturbing to other tenants or their customers or employees. Tenant shall not permit the Premises to be occupied in whole or in part by any other person or entity. Tenant shall not cause or permit the use or occupancy of the Premises to be or remain a nuisance or disturbance, as determined by Landlord in its sole discretion, to other tenants, occupants, or users of the Shopping Center.

UTILITIES

Section 8.   (a)  (i) Landlord shall provide, up to the lease line of the
                  Premises, the necessary mains and conduits to provide water, sewer, gas (if available by public utilities) and electric service to the Premises. Tenant shall duly and promptly pay to the supplier thereof all bills for utilities consumed in the Premises measured by a separate meter for the Premises.

                  (ii) If Tenant shall use any utility service for any purpose in the Premises and Landlord shall elect to supply such service, Tenant shall accept and use the same as tendered by Landlord and pay Landlord therefor at the applicable rates as filed by Landlord with the proper regulating authorities and in effect from time to time. In no event shall Tenant pay to Landlord for any such service more than would be chargeable to Tenant by the utility company providing such service. Payment for any and all water, gas, sewer, and electricity service used by Tenant, if furnished by Landlord, shall be made monthly as Additional Rent within ten (10) days of the presentation by Landlord to Tenant of bills therefor.

             (b) In the event Landlord supplies any sanitary sewer facilities to the Premises, 'Tenant shall pay as Additional Rent Tenant's Proportionate Share of the cost of operating and maintaining such facilities, including, without limitation, the rental cost and/or amortization of such facilities.

             (c) The obligations of Tenant to pay for utility service as herein provided shall commence on the Commencement Date. Landlord shall not be liable in damages or otherwise should the furnishing of such services to the Premises be interrupted by fire, accident, riot, strike, act of God, the making of necessary repairs or improvements, or other causes beyond the control of Landlord.

             (d) Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities serving the Premises and that if any equipment installed by Tenant shall require additional utility facilities, installation of the same should be at Tenant's expense, but only after Landlord's written approval of same.





                                       [5]

RULES AND REGULATIONS

Section 9. Tenant agrees that Landlord has the right, at any time and from time to time, for the general welfare of the Shopping Center and its occupants, to impose reasonable rules and regulations of general application governing the conduct of occupants of the Shopping Center and their use of the Common Areas. Tenant agrees to comply with any and all such rules and regulations imposed by Landlord, including, without limitations those rules and regulations set forth in Exhibit "E".

CHANGE OF IMPROVEMENTS BY TENANT

Section 10.(a) (i) Upon prior written approval of Landlord, Tenant shall have the right during the Term to make such interior alterations, changes and improvements to the Premises (except structural alterations, changes, or improvements), as may be proper and necessary for the conduct of Tenant's business and for the full beneficial use of the Premises; provided Tenant shall (A) pay all costs and expenses thereof
                    (B) make such alterations, changes, and improvements in a good and workmanlike manner, with new materials of first-class quality, and in accordance with all applicable laws and building regulations, and (C) provide Landlord reasonable assurances, prior to Commencement such alterations, changes, and improvements, that payment for the same will be made by Tenant.

                    (ii) In order to obtain Landlord's approval for such alterations, changes, and improvements, Tenant shall submit to Landlord plans and specifications describing the design, materials, style, and appearance of such alterations, changes, and improvements with reasonable particularity. Within thirty (30) days after receipt of such plans and specifications, Landlord shall notify Tenant of any objections of Landlord. Tenant shall cure the cause for such objection within thirty (30) days after receipt of such notice and shall resubmit such plans and specifications for Landlord's review and approval. Landlord may charge Tenant a reasonable charge to cover Landlord's overhead as it relates to such proposed work. Prior to construction, Tenant shall provide such financial assurances as Landlord shall require to assure payment of the costs thereof an to protect Landlord against any loss from any mechanics, materialmen's or other liens. 'Tenant shall not be permitted to enter upon the roof of any building without the prior consent of Landlord, with the exception of maintenance and service of HVAC and exhaust fans for the restaurant.

                           (b) Except as otherwise provided below, all signs,
                    equipment, furnishings,improvements, and trade fixtures within the Premises, installed in the Premises by Tenant, and paid for by Tenant, shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease; provided that any of such as are affixed to the Premises and require severance shall be removed by Tenant and Tenant shall repair any damage caused by such removal. Anything contained herein to the contrary notwithstanding, the HVAC Facilities (as hereinafter defined), and related systems shall remain the property of Landlord and shall not be removed by Tenant.

REPAIRS AND MAINTENANCE

Section 11. (a) Landlord shall maintain the foundation, the exterior structural walls, and the roof of the Building, as well as the common area of the shopping center as defined in Exhibit A of this Lease, in good repair, except that Tenant shall reimburse Landlord for the cost of any repair occasioned by the act or negligence of Tenant, its agents, employees, invites or licensees. Landlord shall not be required to make any other improvements or repairs of any kind upon the Premises and appurtenances thereto, except as otherwise provided in this Lease. If the Premises should become in need of repairs required to be made by landlord hereunder, Tenant shall give immediate written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any



                                       [6]
such repairs until a reasonable time shall have elapsed after the giving of such written notice. Landlord's sole liability shall be limited to the cost of the repair. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused Tenant or Tenant's assigns, subleases, customers, invites, employees, licensees or concessionaires in the Premises on account of Landlord's performance of any repair, Maintenance or replacement in the Premises, any other work therein or in the Shopping Center pursuant to Landlord's rights or obligations under this Lease so long as such work is being conducted by Landlord in accordance with the terms of this Lease and without gross negligence or gross disregard for Tenant's business operations. Unless ,otherwise provided herein, there shall be no abatement of' rent and no liability of' Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Shopping Center or the Premises or in or to fixtures, appurtenances and equipment therein.

         (b)At the sole cost and expense of Tenant and throughout the Term, Tenant shall keep and maintain the Premises in good order, condition, and repair, in a clean, sanitary, and safe condition in accordance with the laws of the State in which the Premises are located, and in accordance with all directions, rules, and regulations of the health officer, fire marshal, building inspector, or any other proper officer of the governmental agencies having jurisdiction over the Premises. Without limiting the foregoing, Tenant shall be responsible for maintenance, repair, and replacement as needed of all electrical, plumbing. ventilating, and utility systems located on the Premises (including the HVAC Facilities), all windows, window fittings and sashes, interior and exterior doors, all fixtures within the Premises, all interior walls, floors and ceilings, water heaters, termite and pest extermination, all of Tenant's improvements and trade fixtures. Tenant shall keep and maintain the Premises in accordance with all requirements of law concerning the manner, usage, and condition of the Premises and appurtenances thereto, as the same shall be in effect from time to time. Tenant shall permit no waste, damage, or injury to the Premises. If at any time and from time to time during the Term, and any renewal thereof, Tenant shall fail to make any maintenance, repairs or replacements in and to the Premises as required in this Lease, Landlord shall have the right, but not the obligation, to enter the Premises and to make the same for and on behalf of Tenant, and all sums so expended by Landlord shall be deemed to be Additional Rent hereunder and payable to Landlord upon demand.

         (c)Tenant shall, at its sole cost and expense, maintain, repair, and, with Landlord's consent, replace the facilities and systems ("HVAC Facilities") which provide heating, ventilation and air-conditioning ("HVAC Services") to the Premises. Tenant shall keep in force throughout the Term a maintenance contract which provides for semiannual inspections for such HVAC Facilities. Tenant shall pay all costs and expenses of providing HVAC Services to the Premises.

WAIVER OF LIABILITY BY TENANT

Section 12. Landlord and Landlord's agents and employees shall not be liable for, and Tenant unconditionally and absolutely waives any and all causes of action, rights, and claims against Landlord and its agents and employees arising from, any damage or injury to person or property, regardless of cause, sustained by 'Tenant or any person claiming through or under Tenant, resulting From any accident or occurrence in or upon the Premises or any other part of the Building or the Shopping Center, unless the same shall be due to the intentional or negligence act or omission - of Landlord and/or Landlord's agents and employees. 'This provision shall survive the termination or expirations of this Lease.

INDEMNIFICATION AND INSURANCE

Section 13. (a) Tenant will defend, indemnify, and save Landlord harmless from and against any and all claims, actions, lawsuits, damages, liability, and expense (including, without limitation, attorneys' fees) arising from loss, damage, or injury to persons or property occurring in, on, or about the Premises, arising out of use of the premises, or occasioned wholly or in part by any intentional or negligent act or omission of Tenant, 'Tenant's agents, contractors.




                                       [7]

             (b) At all times from the Commencement Date and during the Term or any Renewal Term, Tenant shall, at its expense, keep in full force and effect the following insurance policies insuring Tenant, Landlord and Landlord's mortgagee (i) public liability insurance on an occurrence basis and with companies acceptable to Landlord, with a minimum Best Insurance Rating of A-XI and with minimum limits of Five Hundred Thousand Dollars ($500,000.00) on account of bodily injuries to or death of one (1) person, and One Million Dollars ($1,000,000.00) on account of bodily injuries to or death or more than one (1) person as the result of any one (1) accident or disaster, and Two Hundred 'Thousand Dollars ($200,000.00) on account of damage to property; (ii) all risk hazard insurance covering Tenant's improvements to the Premises and all equipment within and the contents of the Premises for the full replacement value thereof-, and (iii) business interruption insurance for a minimum of' six (6) months. Prior to the Commencement Date and upon each renewal, Tenant shall deposit with Landlord the policies of such insurance, or certificates thereof, showing Landlord and its mortgages as additional insured, and shall update the same prior to expiration thereof. Tenant's insurance shall not be cancelable or modifiable without thirty (30) days prior written notice to Landlord.

         (c) With the exception of natural gas service provided to the Premises, supplied by Peoples Gas Company, Tenant shall not carry any stock of goods or do anything in or about the Premises which will in any way increase the insurance rates on the Premises, the Building and/or the Shopping Center. Any such increase shall be paid by Tenant to Landlord within ten (10) days after written demand therefor.

         (d) All casualty coverage insurance carried by Landlord or Tenant shall provide for waiver of subrogation against Landlord, Tenant and other tenants in the Shopping Center on the part of the insurance carrier. Evidence of the existence of such waiver shall be furnished by either party to the other party on request.

SIGNS

Section 14. Prior to opening for business, Tenant shall install an identification sign for the Premises at its cost and expense. Tenant shall not erect or install any other signs except as expressly permitted by Landlord. All signs installations from the commencement date forward shall comply with the terms and provisions of Exhibit "F" and all requirements of appropriate governmental authorities. All necessary permits or licenses shall be obtained by Tenant. Tenant shall maintain all permitted signs in good condition and repair at all times and shall hold Landlord harmless from any injury to person or property arising from the erection and maintenance of said signs. Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such removal. Present signs are deemed acceptable to the Landlord.

ASSIGNMENT AND SUBLETTING

Section 15. (a) Neither this Lease nor any or all interest herein shall be sold, mortgaged, pledged, encumbered, assigned, transferred, or otherwise disposed of in any manner by Tenant, voluntarily or involuntarily, by operation of law, or otherwise, nor shall the Premises or any part thereof be sublet, used, or occupied for the conduct of any business by any third person, firm, or corporation or for any purpose other than herein authorized, except with the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. A sale or sales of fifty percent (50%) or more of the capital stock of' Tenant (if Tenant is a corporation) or of the interest in capital, profits, or losses of Tenant (if Tenant is a partnership) shall be deemed to be a prohibited assignment of this Lease within the meaning of this
Section 15. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least 90 days but not more than 180 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and any other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting Tenant shall at all times remain directly and primarily liable for the payment of the rent herein specified and for compliance with all of its



                                       [8]
other obligations under this lease. Upon the occurrence of a default under
Section 18 of this Lease, which is not cured within the applicable grace period, if-the Premises or any part thereof are then sublet, Landlord in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a notation or a release of Tenant from the further performance of Tenant's obligations hereunder. Any guaranty of Tenant executed as consideration for this Lease shall remain in full force and effect before and after any such assignment or subletting. Landlord may require Tenant, and Tenant hereby agrees, to execute a guaranty of this Lease before Landlord consents to any such assignment or sublease.

         (b) In addition to Landlord's right of consent to any subtenant or assignee, Landlord shall have the option, its sole discretion, in the event of any proposed subletting or assignment, to ten-terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises, the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Tenn. If Landlord recaptures only a portion of the Premises, the Annual Fixed Rent and Additional Rent during the unexpired Term and Additional Rent due as of the date immediately prior to such recapture shall be calculated using the adjusted Annual Fixed Rent in the formula specified in Section 3 hereof. Tenant shall, at Tenant's own cost and expense discharge in full any outstanding commission obligation with respect to this Lease and any commissions which may be owing as a result of any proposed assignment or subletting, whether or not the Premises are rented by Landlord to the proposed tenant or any other tenant.

         (c) Consent by Landlord to any assignment or subletting shall not include consent to a subsequent assignment or subletting of the Premises by Tenant or its assignee or subtenant lessee or the consent to the assignment or transferring of any lease renewal option rights, space option rights or other special privileges granted to Tenant hereunder (and such options, fights or privileges shall terminate upon such assignment, unless Landlord specifically grants in writing such options, rights or privileges to assignee or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Section shall be void.

         (d) Notwithstanding Landlord's consent, in the event that Tenant sells, sublets, assigns or transfers this Lease and at any time receives periodic rent and/or other rental consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross increase in such rent as such rent is received by Tenant and 100% of any other rental consideration received by Tenant from such subtenant or such assignee.

         (e) Should Landlord consent to an assignment or sublease of this Lease, Tenant, its proposed assignee or subtenant and Landlord shall execute an agreement prepared by or acceptable to Landlord wherein the proposed assignee or subtenant agrees to be bound by the terms and conditions of this Lease, and Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs, including reasonable attorneys' fees, incurred in connection with such assignment, sublease or transfer.

REPAIR AFTER CASUALTY

Section 16.(a)(i) Tenant shall immediately give written notice to Landlord of any damages caused to the Premises by fire or other casualty. If the Premises shall be destroyed or so injured, due to any cause, as to be unfit, in whole or in part, for occupancy, and such destruction or injury could reasonably be repaired within four (4) months from the receipt of such insurance proceeds, unless such damage


                                       [9]
                is the result of the negligence or willful misconduct of 'Tenant or its agents, employees or invites, if during such period 'Tenant shall be deprived of the use of all or any portion of' the Premises, a proportionate adjustment in the Annual Fixed Rent and Additional Rent shall be made corresponding to the time during which, and the portion of the Premises of which, 'Tenant shall be so deprived shall be calculated using the adjusted Annual Fixed Rent in the formula specified in Section 3 hereof 'Tenant shall, within sixty (60) days after completion of landlord's work, complete all work to the Premises (without any allowance from Landlord) necessary to restore the Premises to their condition on the date Landlord delivered the Premises to Tenant.

                (ii) If such destruction or injury to the Premises cannot reasonably be repaired within four (4) months from the receipt of adequate insurance proceeds covering such destruction or injury, Landlord shall notify Tenant within ninety (90) days after the occurrence of such destruction or injury whether or not Landlord will repair or rebuild. If Landlord elects not to repair or rebuild, this Lease shall be terminated. If Landlord shall elect to repair or rebuild, Landlord shall notify Tenant of the time within which such repairs or reconstruction will be completed, and Tenant shall have the option, within thirty (30) days after the receipt of such notice, to elect by written notice to Landlord to either terminate this Lease and any further liability hereunder, or to extend the Term by a period of time equivalent to the time from the occurrence of such destruction or injury until the Premises are restored to their former condition. In the event Tenant elects to extend the Term, Landlord shall restore the structural portions of the Premises to their former condition within the time specified in said notice, Tenant shall complete the work required of Tenant pursuant to paragraph (i) above within thirty (30) days after completion of Landlord's work, and Tenant shall not be liable to pay the Annual Fixed Rent and Additional Rent for the period from the occurrence of such destruction or injury until the structural portions of the Premises are so restored by Landlord shall be calculated using the adjusted Annual Fixed Rent in the formula specified in Section 3 hereof.

             (b) In addition to all rights to cancel or terminate this Lease given to the parties in Section 16 (a) hereof, if the Premises are destroyed or damaged during the last two (2) years of the Term to the extent of fifty percent (50%) or more of the total square feet of floor area of the Premises, then Landlord or Tenant shall have the right to cancel and terminate this Lease as of the date of such damage or destruction by giving notice thereof within thirty
(30) days after the date of said damage or destruction. However, if Tenant shall, within thirty (30) days following receipt of Landlord's notice of cancellation, give Landlord notice of its intention to renew this Lease for any additional option periods then available to it under the terms of this Lease, then the notice of Landlord to terminate this Lease shall be of no Force and effect and Sections 16(a) (ii) hereof, as the case may be shall apply. If no additional option periods are then available to Tenant, this Lease shall terminate on the date recited in such notice from Landlord.

         (c) Notwithstanding anything to the contrary contained in Sections 16(a) (i), 16(a) and 16(b) hereof, Landlord may cancel this Lease with no further liability to Tenant whatsoever in the event that following any damage, destruction or injury to the Premises or the Building, Landlord's mortgagee elects to require Landlord to make advance payments upon or for any indebtedness secured by a mortgage on the Shopping Center or any portion thereof.

         (d) In the event of any insurance claim against any of Landlord's insurance policies, Landlord shall have the right to recover from Tenant Tenant's Proportionate share of the amount of any deductible or other loss not reimbursed to Landlord by proceeds of insurance. The limit of aggregate insurance deductible liability for the Tenant shall be no greater than the Tenant's proportionate share of $15,000.





                                      [10]

CONDEMNATION

Section 17. (a) In the event the entire Premises shall be taken by condemnation or right of eminent domain, this Lease shall terminate as of the day possession shall be taken by the taking authority and Landlord and Tenant shall be released from any further liability hereunder. In the event only a portion of the Premises shall be taken by condemnation or right of eminent domain and the portion so taken renders the balance unsuitable for the purpose of this Lease, and Landlord is unable to furnish suitable replacement space, either Landlord or Tenant shall be entitled to terminate this Lease, such termination to become effective as of the day possession of the Premises shall be taken, provided notice of such termination is given within thirty (30) days ,after the date of notice of such taking. If, in such case, this Lease is not terminated, Landlord agrees to restore the Premises with reasonable speed to all architectural unit as nearly like its condition prior to such taking as shall be practicable. If during and/or after the work of restoration, Tenant shall be deprived of the use of all or any portion of tile Premises, a proportionate adjustment in the Annual fixed Rent and Additional Rent shall be made corresponding to the time during which and the portion of the Premises of which Tenant is so deprived shall be calculated using the adjusted Annual Fixed Rent in the formula specified in
Section 3 hereof.

         (b) All damages awarded in connection with the taking of the Premises, whether allowed as compensation for diminution in value to the leasehold, to the fee of the Premises, or otherwise, shall belong to Landlord. Notwithstanding the foregoing, Tenant shall be entitled to make a separate claim to the condemning authority for damage to merchandise and fixtures, removal and reinstallation costs, and moving expenses and Tenant's business damage.

         (c) Notwithstanding anything to the contrary contained in Sections 17(a) and 19(b) hereof, Landlord may cancel this Lease with no further liability to Tenant whatsoever in the event that following any taking of the Premises or the Building by condemnation or right of eminent domain, Landlord's mortgagee elects to require Landlord to make advance payments upon or for any indebtedness secured by a mortgage on the Shopping Center or any portion thereof.



LANDLORD'S REMEDIES UPON DEFAULT

Section 18. (a)     If, at any time after the Commencement Date, Tenant shall:

                    (i) be in default in the payment of rent or other sums of money required to be paid by Tenant, or in the performance of any of the covenants, terms, conditions, provisions, rules and regulations of this Lease, and Tenant shall fail to remedy such default within five (5) days after the receipt of notice, in the event the default is as to payment of any sums of money, or within thirty (30) days after receipt of written notice thereof if the default relates to matters other than the payment of money (but Tenant shall not be deemed to be in default if the default requires more than thirty (30) days to cure and Tenant commences to remedy such default within said thirty (30) day period, and proceeds therewith with due diligence);

                    (ii) commit waste upon the Premises, vacate the Premises or a substantial portion thereof, fail to continuously occupy and conduct Tenant's business in the Premises; or

                    (iii) become insolvent or make an assignment for the benefit or creditors, or if any guarantor of Tenant shall become insolvent or make an assignment for the benefit of creditors, or if a receiver or trustee of Tenant's property shall be appointed, or if proceedings under the Bankruptcy Code shall be instituted by or against Tenant or any guarantor of this Lease and the same shall not be dismissed by the Court within ninety (90) days after being filed, or if any event shall happen which, aside from this provision, would cause any assignment or devolution of Tenant's interest or occupancy hereunder by operation of law; or


                                      [11]

                  (iv) fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise; then Landlord may, in addition to all other remedies given to Landlord in law or in equity, by written notice to Tenant, terminate this Lease or without terminating this Lease re-enter the Premises by summary proceedings or otherwise and, in any event, dispossess Tenant, it being the understanding and agreement of' the parties that under no circumstances is this Lease to be an asset for Tenant's creditors by operation of law or otherwise. In the event of such re-entry, Landlord may, but need not, relet the Premises or any part thereof for such rent upon such terms as Landlord, in its sole discretion, shall determine (including the right to rent the Premises for a greater or lesser term than that remaining tinder this Lease, the right to relet the Premises a as part of a larger area, and the right to change the character or use made of the Premises). If Landlord (decides to relet the Premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that Landlord shall only be required to use the same efforts Landlord then uses to lease other properties Landlord owns or manages (or if the premises is then managed for Landlord, then Landlord will instruct such manager to use the same efforts such manager then uses to lease other space or properties which it owns or manages); provided, however, that Landlord (or its manager) shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord (or its manager) may be leasing or have available and may place a suitable prospective tenant in any such available space regardless of when such alternative space becomes available; provided, further, that Landlord shall not be required to observe any instruction given by Tenant about such reletting or accept any tenant offered by Tenant unless such offered tenant has a credit worthiness acceptable to Landlord, leases the entire Premises, agrees to use the Premises in a manner consistent with this Lease and leases the Premises at the same rent, for no more than the Term and on the same other terms and conditions as in this Lease without the expenditure by Landlord for tenant improvements or broker's commissions. In any such case, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any broker's commission incurred by Landlord. In the event of a reletting, Landlord may apply the rent therefrom first to the payment of Landlord's expenses, including attorneys' fees incurred by reason of Tenant's default and the expense of reletting (including, without limitation, repairs, renovation or alteration of the Premises) and then to the amount of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency. Any and all deficiencies shall be payable by Tenant monthly on the date herein provided for the payment of Monthly Installment of' the Fixed Rent. determining the deficiencies and rent which would be payable by Tenant hereunder subsequent to default, the annual rent for each Lease Year of the unexpired portion of the Term shall be equal to the average Annual Fixed Rent paid by Tenant from the commencement of the Term to the time of default, or during the preceding three (3) full calendar years, whichever period is shorter.

         (b) No-termination of this Lease or any taking or recovery of possession of the Premises shall deprive Landlord of any of its remedies or rights of action against Tenant, and Tenant shall remain liable for all past or future rent, including all Additional Rent, taxes, insurance premiums, and other charges and rent payable by Tenant under this Lease during the Term. In no event shall the bringing of any action for rent or other default be construed as a waiver of the right to obtain possession of the Premises.






                                      [12]

         (c) If suit shall be brought for recovery of possession of the Premises, for the recovery of rent, or for any Other amount due under the terms and provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant, and a breach shall be established, Tenant shall pay to Landlord all-expenses incurred therefore including reasonable attorneys' fees.


         (d)All rights and remedies provided herein or otherwise existing at law or in equity are cumulative, and the exercise of one or more rights or remedies by either party shall not preclude or waive its right to the exercise of any or all of the others.

DISCHARGE OF LIENS

         Section 19. Tenant shall not cause, suffer, or permit the Premises, Building or the Shopping Center to be encumbered by any liens of mechanics, laborers or materialmen, any security interests, or .any other liens. Tenant shall, whenever and as often as any such liens are filed against the Premises, the Building or the Shopping Center and are purported to be for labor or material furnished or to be furnished to Tenant, discharge the same of record within ten (10) days after the date of filing by payment, bonding or otherwise as provided by law. Tenant shall, upon reasonable notice and request in writing from Landlord, also defend against Landlord, at Tenant's sole cost and expense, any action, suit, or proceeding which may be brought on or for the enforcement of any such lien and shall pay any damages and satisfy and discharge any judgments entered in such action, suit, or proceeding and shall save harmless Landlord from any liability, claim, or damages resulting therefrom. In default of Tenant procuring the discharge of any such lien, Landlord may, without fewer notice, procure the discharge thereof by bonding or payment or otherwise, and all costs and expenses which Landlord may incur in obtaining such discharge shall be paid by Tenant as Additional Rent within ten (10) days of my demand therefor.

LIABILITY OF LANDLORD

Section 20. If Landlord shall fail to perform any covenant, term or condition of this Lease, Tenant shall recover a money judgment against Landlord, such judgment to be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Shopping Center as the same may then be encumbered and neither Landlord nor any of its partners shall be liable for any deficiency. It is understood that in no event shall Tenant have any fight to levy execution against any property of Landlord other than its interest in the Shopping Center. Such right of execution shall be subordinate and subject to any mortgage or other encumbrance upon the Shopping Center.

RIGHTS OF THE LANDLORD

Section 21. (a) Landlord shall have the right, but not the duty, at all reasonable times, by itself or through its duly authorized agents, to go upon and inspect all or any part of the Premises and, at Landlord's option, to make repairs, alterations and additions to the Premises, the Building, or any part thereof, or to show the Premises or the Building to lenders or to prospective purchasers or tenants.


         (b)If Tenant shall fail to fulfill any of its obligations hereunder, Landlord shall have the right to fulfill such obliga6on and any amounts so paid by Landlord are agreed and declared to be "Additional Rent" due and payable to Landlord from Tenant with the next installment of Monthly Installment of Fixed Rent due thereafter under this Lease. Any such amounts which shall be paid by Landlord on behalf of Tenant shall bear interest from the date so paid by Landlord at the rate of three percent (3%) per annum above the prime rate of interest; provided that in no event shall such rate to be charged Tenant exceed the rate otherwise permitted by law.


                                      [13]

SUBORDINATION TO MORTGAGE

Section 22 (a) Tenant understands, acknowledges and agrees that this Lease is and shall be subordinate to any mortgage, ground lease or other lien or restriction of record now existing or hereafter placed on or affecting the Premises, the Building or the Shopping Center, or any part thereof, and to any renewals, refinancing or extensions thereof and to all advances made o!, hereafter to be, made. upon the security thereof. This subordination provision shall be self-operative and no further instrument of subordination shall be required by any mortgagee or lender. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage or other lien now existing or hereafter placed upon the Premises, the Building or the Shopping Center as a whole. Further, Tenant agrees, upon the demand or request of any party in interest, to execute promptly such further instruments or certificates as may be necessary to carry out the intent of this Section.

         (b) Notwithstanding the provisions of Section 22(a) hereof, any mortgagee may at any time subordinate the lien of its mortgage to the operation and effect of this Lease without obtaining Tenant's consent thereto, by giving Tenant written notice thereof, in which even this Lease shall be deemed to be senior to such mortgage without regard to their respective dates of execution, delivery, and/or recordation among the land records of the county in which the Shopping Center is located, and thereafter such mortgages shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such mortgage.

         (c) Tenant shall, within ten (10) days from request by Landlord, execute and deliver to such persons as landlord shall specify a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or, if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord or its mortgagee(s) or proposed purchaser(s) shall reasonably require.

         (d) In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust, Tenant shall attorn to the purchaser in any such foreclosure or sale and recognize such purchaser as landlord under this Lease.

NO WAIVER BY LANDLORD

Section 23. No waiver of any of the terms, covenants, provisions, conditions, rules and regulations imposed by this Lease, and no waiver of any legal or equitable relief or remedy, shall be implied by the failure of Landlord to assert any rights, declare any forfeiture, or for any other reason. No waiver of any of said terms, provisions, covenants, conditions, rules and regulations shall be valid unless it shall be in writing signed by Landlord. No waiver by Landlord or forgiveness of performance by Landlord in respect to one or more tenants of the Building shall constitute a waiver or forgiveness of performance in respect to Tenant.

VACATION OF PREMISES

Section 24. Tenant shall deliver and surrender to Landlord possession of the Premises (including all of Tenant's permanent work upon and to the Premises, all replacements thereof, and all nonrestaurant equipment fixtures permanently attached to the Premises during the Term upon the expiration of the Term or the termination of this Lease in any other way in as good condition and repair as the same were. on the Commencement Date (loss by any insured casualty and ordinary wear and tear only excepted) and deliver the keys at the office of Landlord or Landlord's agent; provided, however, that upon Landlord's request made at least thirty (30) days prior to the end of the Term, or the date Tenant is otherwise required to vacate the Premises, Tenant shall remove all fixtures and equipment affixed to the Premises by Tenant, and restore the Premises to their condition on the Commencement Date (loss by any insured casualty and ordinary wear and tear

                                      [14]
only excepted), at Tenant's sole expense. Such removal shall be performed prior to the earlier of' the end of the Term or the date Tenant is required to vacate, the Premises.

MEMORANDUM TO LEASE

Section 25. Neither this Lease, nor any memorandum thereof shall be recorded.

RENT DEMAND

Section 26. Every demand for rent wherever and whenever made shall have the same effect as if made at the time it falls due at the place of payment. After the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due, and such collection or receipt shall neither operate as a waiver of nor affect such notice, suit or judgment.

NOTICES

Section 27. Any notices, requests or consents required to be given by or on behalf of Landlord or Tenant shall be in writing and shall be sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the parties hereto at the respective addressees set forth on the Reference Page, or at such other address as may be specified from time to time, in writing. Such notice shall be deemed given when it is deposited in an official United States Post Office, postage prepaid. Copies of all notices to Landlord shall be sent to:

                  Axiom Real Estate Management, Inc. 4014 Gunn Highway
                  Suite 270
                  Tampa, FL 33624


APPLICABLE LAW AND CONSTRUCTION

Section 28 The laws of the State of Florida shall govern the validity, performance, interpretation and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. All negotiations, considerations, representations and understandings between the parties are incorporated herein. This Lease may be modified or altered only by agreement in writing between the parties. Tenant shall have no right to quit the Premises or cancel or rescind this Lease except as expressly granted herein. This Lease has been negotiated by Landlord and Tenant and this Lease, together with all of the terms and provisions hereof, shall not be deemed to have been prepared by either Landlord or 'Tenant, but by both equally. If any provision of this Lease is held to be invalid or unenforceable the validity and enforceability of the remainder of this Lease shall not be affected hereby.

FORCE MAJEURE

Section 29. In the event that either party hereto shall be delayed, hindered in or prevented from performing any act required hereunder by reason of strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, adverse weather conditions or any other reason of a like nature not the fault of or beyond the control of the party delayed in performing such act, the performance of such act shall be excused for the period of the delay. Notwithstanding anything contained herein to the contrary, Tenant shall not excused from the payment of rent or other sums of money which may become due under the terms of this Lease.




                                      [15]

LANDLORD'S LIEN

Section 30, (a) Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed (in or upon the Premises, iii(i such property shall be and remain subject to such lien, however, shall not be superior to lien from a lending institution, supplier or leasing company, if such lending institution, supplier or leasing company has a perfected security interest in the equipment, furniture or other, tangible personal property which originated in a transaction whereby Tenant acquired same.

         (b) The provisions of this Section relating to such lien and security interest shall constitute a security agreement under and subject to the Uniform Commercial Code of the State of Florida, so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of Landlord's liens and rights provided by law or by the other terms and provisions or this Lease.

         (c) Tenant agrees to execute as debtor such financing statement or statements and such other documents as Landlord may now or hereafter request in order to protect or further perfect Landlord's security interest.
Notwithstanding the above, Landlord shall neither sell nor withhold from Tenant's business records.

QUIET ENJOYMENT

Section 31. Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed by Tenant, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises without any manner of let or hindrance from or any person or persons claiming by, through, or under Landlord.

HOLDING OVER

Section 32, If at the expiration of the Term or any renewal thereof Tenant continues to occupy the Premises, such holding over shall not constitute a renewal of this Lease, but Tenant shall be a tenant from month to month upon all of the terms, provisions, covenants, and agreements hereof, except that Landlord may, in its sole discretion, increase the amount of the Annual Fixed Rent thereafter due hereunder to all amount equal to 150% of the Annual Fixed Rent being paid immediately prior to such expirations.

BROKERS

Section 33, Tenant represents and warrants that it has not deal with any real estate broker other than the real estate broker (s) listed on the Reference Page in connection with this Lease. Landlord shall pay any commission or fee due such broker (s) as a result of' this Lease. Tenant agrees to indemnify Landlord against, and hold it harmless from, all liabilities arising from any claim resulting from its having deal with any other broker in connection with this Lease.

CAPTIONS

Section 34, All paragraph titles or captions contained in this Lease are for convenience only and shall bit be deemed part of the context of this Lease.

VARIATIONS IN PRONOUNS

Section 35. All of the terms and words used in this Lease regardless of the number and gender in which they are used, shall be interpreted as the context or sense of this Lease or any paragraph or clause herein may require, as if such terms and words had been fully and properly written in the appropriate number and gender.




                                      [16]

LENDERS'APPROVAL

Section 36, Notwithstanding anything contained herein to the contrary, Landlord's obligations and Tenant's rights under this Lease are conditioned upon its approval by Landlord's construction lender and permanent lender. In the event Landlord is unable to obtain such approvals, Landlord shall notify Tenant of the basis therefor and Tenant shall have thirty (30) days in which to agree to any such changes within said thirty (30) days in to make the within Lease acceptable to it

SECURITY DEPOSIT

Section 37, The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. It being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's damages in case of default by Tenant. The Security Deposit shall be paid to Landlord upon execution of this Lease. Landlord may, in its sole discretion, from time to time without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any default under this Lease or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order or restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant to Landlord as may arise under this Lease, including, without limitation, the obligation to restore the Premises pursuant to Section 24 hereof. If Landlord transfers its interest on the Premises during the term of this Lease Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability to Tenant for the return of such Security Deposit.

NO INCOME PARTICIPATION

Section 38, Neither Tenant nor any other person having an interest in the possession, use occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits, derived by any person from the Premises or portion thereof leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts of sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use occupancy or utilization of any part of the mortgaged Premises.

IN WITNESS WHEREOF, the parties hereto have set their hands this 22nd day of March, 1995 as to Landlord, and this 16th day of March, 1995 as to Tenant.

WITNESSES:                                           MGI PROPERTIES
                                                     A Massachusetts Trust

           /S/                              Landlord:       /s/
--------------------------------            -------------------------
                                            Name: Karl W. Weller
           /S/                              Title: SVP
--------------------------------


                                            FLAME-BROILED CHICKEN, INC.

          /S/                               Tenant:         /s/
--------------------------------            -------------------------
                                            Name: Marvin Nolley
         /S/                               Title: President
--------------------------------
                                            .




                                      [17]

                                    ADDENDUM




                               Lease Notification

Reference the Lease dated July 20, 1987, between Marvin M. Nolley D/B/A Gladstone's Grilled Chicken and Terrace Ridge Limited. The lease dated July 20, 1987 is rendered null and void by the execution of this Lease Agreement dated March 22, 1995.


                                  Exclusive Use
Landlord shall not lease to any other tenant in the shopping center, as described in Exhibit A of the Lease, a restaurant or retail establishment whose primary business is the sale of prepared chicken.



















                                      [18]

                                    EXHIBIT A

                               TERRACE RIDGE PLAZA
                                Legal Description


PT'. OF LOTS B AND C BLOCK 9 DES AS COM AT 'SW COR OF LOT D BLOCK 9 THN N 123.70 FT. (124.1 FT PLAT) TO SW COR OF LOT C FOR POB THN N ALG W BDRY OF LOT C123.87 FT. (124.1 FT PLAT) CON'T N ALG W BDRY OF LOT B 84..30 FT THN E 186.03 FT' TO W R/W OF 56TH ST THN ALG R/W S 16.05 FT THN E 4 FT THIN 2 192.17 F'I' MOL TO S BDRY OF LOT C THN W 190.43 FT MOL TO POB AND PT 'OF LOTS A AND B BLOCK 10 DESC AS COM AT' SW COR OF LOT C BLOCK 10 THN N ALG E R/W OF 53RD ST '123.88 FT (124.1 FT' PLAT) TO SW COR OF LOT B FOR POB THN N 11.82 FT THN E I IO FT THN N 205.11 FT TO S R/W OF FOWLER AVE THN E ALG R/W 198.44 FT TO E BDRY OF LOT A THN S
132.50 FT THN CONT S 84..30 FT TO SE COR OF LOT B BLOCK 1O THN W 306.09 FT (305 FT PLAT) TO POB... LOT D BLOCK 9 LOT C BLOCK 10








                                       Al

                                    EXHIBIT B

                               TERRACE RIDGE PLAZA
                                   Suite 5203
                                1,660 Square Feet




                                   EXHIBIT C
                                 Landlord's Work

               Landlord provides Premises in an "as-is" condition




                                    EXHIBIT D
                                  Tenant's Work

            Tenant is required to have Landlord's written approval of
                         all renovations to the Premises








                                    B1-C1-D1

                                    EXHIBIT E
                              RULES AND REGULATIONS


1. Landlord reserves the right to change from time to time the format of the signs or lettering on the signs, and to require replacement of any signs previously approved pursuant to Section 16 to conform to Landlord's new standard sign criteria established pursuant to any remodeling of the Shopping Center. All signs shall be illuminated between the hours of' 8:00 a.m. through I 1:00 p.m. Monday through Sunday. Landlord shall pay for signs as a result of any changes Landlord may require to the signage.

2. Tenant shall not, without the prior written consent of Landlord (i) paint, decorate or make any changes to the store front of the Premises; or (ii) install any exterior lighting, awning or protrusions, signs, advertising matter, decoration or painting visible from the exterior of the Premises or any coverings on exterior windows and doors, excepting only dignified displays of customary type in store windows. If Landlord objects in writing to any of the foregoing, Tenant shall immediately discontinue such use.

3. Tenant shall not, (i) conduct or permit any fire, bankruptcy or auction sale (whether real or fictitious) unless directed by order of a court of competent jurisdiction, or conduct or permit any legitimate or fictitious "Going Out of Business" sale nor represent or advertise that it regularly or customarily sells merchandise at ""manufacturers," "distributor's, or "wholesale", "warehouse," or similar prices or permit to be used, the malls or sidewalks adjacent to such Premises, or any other area outside the Premises for solicitation or for the sale or display of any merchandise or front any other business, occupation or undertaking, or for outdoor public meetings, circus or other entertainment (except for promotional activities in cooperation with the management of the Shopping Center); (iii) use or permit to be used any sound broadcasting or amplifying device which can be heard outside of the Premises or any flickering lights; or use or permit to be used any portion of the Premises for any unlawful purpose or use or permit the use of any portion of the Premises as regular living quarters sleeping apartments or lodging rooms or for the conduct of any manufacturing business.

4. Tenant shall at all times keep the Premises at a temperature sufficiently high to prevent freezing of water pipes and mixtures. Tenant shall not, nor shall Tenant at any time permit any occupant of the Premises to: (i) use, operate or maintain the Premises in such manner that any rates for any insurance carried by Landlord, or the occupant of any premises within the Shopping Center, shall thereby be increased; or (ii) commit waste, perform any acts or carry on any practices which may injure the Shopping Center or be a nuisance or menace to other tenants in the Shopping Center. Use of natural gas provided by Peoples Gas is permitted.

5. Tenant shall not obstruct any sidewalks, passages, exits, entrances, truck ways, loading docks, package pick-up stations, pedestrian sidewalk and ramps, first aid and comfort stations, or stairways of the Shopping Center. No tenant and no employee or invitee of any tenant shall go upon the roof of the Shopping Center without notifying the Landlord, with the exception of maintenance and repair of the exhaust fan and HVAC.

6. Landlord will furnish Tenant free of charge with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord thereof.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation, existing equipment is acceptable to Landlord.




                                       E1

8. Tenant shall not place a load upon any floor which exceeds the designed load per square foot or the load permitted by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Premises. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of Tenant's store or to any other spice to such a degree as to be objectionable to Landlord or to any tenants shall be removed by Tenant, from the Tenant's store. Landlord will not be responsible for loss of, or damage to, any equipment or other properly from any cause, and all damage done to the Shopping Center by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, foreign substance or any breakage, stoppage or damage resulting from the violation of' this rule shall be home by the tenant who, or whose employees or invites, shall have caused it.

10. Tenant shall not install any radio or television antenna loudspeaker or other device on the roof or exterior walls of Tenant's store. Tenant shall not interfere with radio or television broadcasting or reception from or in the Shopping Center or elsewhere.

11. Except as approved by Landlord, Tenant shall not damage partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires, Tenant shall not affix any floor covering to the floor of the Premises in any-manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

12. Tenant shall not install, maintain or operate upon the Premises or in any Common Areas under the exclusive control of Tenant any vending machine or video game without Landlord's prior written consent.

13. Tenant shall store all its trash and garbage in containers within its Premises and/or in the portion of the Common Areas designated by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

14. Tenant shall not use in any space any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into Tenant's store.

15. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

16. All loading of goods shall be done only at such times, in the areas, and through the entrances, designated for such purposes by Landlord. The delivery or shipping of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as, in the judgment of the Landlord, are necessary for the proper operation of the leased premises or- the Shopping Center.

l7. Tenant and Tenant's employees shall park their cars only in such portion of the parking area designated for such purposes by Landlord. Tenant shall furnish Landlord with state automobile license numbers assigned to Tenant's employees within five (5) days after taking possession of the premises and shall thereafter notify the Landlord of any changes within five (5) days after changes occur. In the event that the Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then the Landlord at its option shall





                                       E2
        charge the Tenant Ten Dollars ($10.00) per day or partial day per car parked in ally area other than that designated.

18. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Shopping Center.

19. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Shopping Center.

20. Tenant shall be responsible for the observance of' all of the foregoing rules by 'Tenant's employees, agents, clients, customers, invites and guests.

21. Tenant shall use, at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

22. Trailers and trucks shall not be permitted to remain parked overnight in any area of the Shopping Center, whether loaded, unloaded or partially loaded. No parking shall be permitted, with the exception of two catering vans parked at the west end of the parking lot as defined by Exhibit A of the Lease, of any trailer, truck or other vehicle in any area of the Shopping Center at any time for purposes of advertising or promotion without Landlord's written permission

Tenant agrees to comply with all additional and supplemental rules and regulations upon notice of same from the Landlord.








                                       E3

                                   EXHIBIT F

           SIGN REGULATIONS FOR IN LINE TENANTS TERRACE RIDGE PLAZA,
                             TEMPLE TERRACE, FLORIDA

In recognition of the importance of signage to a strip type shopping center, and the impact that signs have on both the aesthetics of a center and its economic welfare, the following sign regulations have been designed to meet the special requirements of Terrace Ridge Plaza. The goal and purpose of the following regulations is to make Terrace Ridge Plaza a viable and attractive business area working within the scope of and elaborating upon the Zoning Ordinance of the City of Temple Terrace and its signage regulation. 'Therefore, the following regulations are recommended as the official standards to be used in approving or disapproving all signs for the Terrace Ridge Plaza, a development.

Section I

A. Each commercial Tenant or Enterprise within the subject shall be permitted to erect a sign which meets the requirement outlined in sections 11, III and IV of the following sign regulations. No other exterior signs will be permitted in or attached to any building.


Section 11

A.      Shopping Center Canopy Signs

1. Each tenant shall furnish and hang on the building canopy directly in front of his/her leased premises an illuminated sign to identify the tenant doing business on the premises.

2. Signs shall not be used for advertising other than that which is implicit in "Identifying the 'Tenant," nor shall "brand names" be used except when a brand name coincides with the name of the Tenant's store. Advertising symbols or logo-types may be used only as specifically provided in Section IV.

3. Canopy signs shall be individual cut out letters mounted on fascia. 'There shall be no fluorescent tubes or other lamps exposed to view. Fasteners and reinforcements shall be concealed as far as possible. Access panel(s) for maintenance shall be flush and tight fitting. All exposed non-illuminating surfaces shall be painted to match landlord's color. Sign body shall be formed of Alucobond or a similar material which will provide a flat surface free of "oil canning" or surface variations.

4. Lettering shall be permitted in one or two lines. No lettering or logo types shall be permitted other than on the surface of the sign facing the parking or public access streets.

5. All signs will be restricted to a height of 3'0" overall, (except for building "E" where height will be restricted to 2'6" overall), must be centered on the face of the canopy. Signs shall not be located within 3'0" from each lease line. Lettering shall have a maximum depth of six inches.

6. Lettering style of the trim cap letters may be of a style and color of the tenants choice subject to owner approval.

7. Trim cap signs are normally to be internally illuminated by fluorescent tubes. Ballasts should be concealed inside the sign.

The electrical conduit for the Tenant signage shall be provided and installed by the Landlord, the electrical wire and hook-up shall be provided and installed by the Tenant. As part of the Tenant's




                                       F1
electrical work, lie shall include a seven-day timing device to control the canopy sign so that hours of illumination can be determined in accordance with the overall shopping center policy.

8. Valances or signs painted on glass storefronts will not be permitted except as outlined in Section III.

9. The total sign area for any one Tenant shall be limited to an area equal to five (5) percent of the product to the total width of the Tenant space times the height to the top of the canopy.

10. The area of the sign shall be the area of the smallest circle, square, or rectangle that can be drawn on a scaled elevation of the sign that could enclose all parts of the sign.

11. No paper signs shall be permitted to be applied to the interior or exterior faces of the storefront glass or other material.

Section III

A.

1.      Door sign content shall be limited to the business name only.

2. Door signs shall be composed of 4 inch high (maximum) white vinyl, individual numbers adhered cleanly to the transom glass.

3.      Door sign letters shall be Helvetica medium style.

B.      Address Signs

1. Address signs shall be composed 4 inch high (maximum) white vinyl, individual numbers adhered cleanly to the transom glass.

2.      Address sign numbers shall be Helvetica medium style.

3.      Address numbers shall be centered on tile transom glass.

C.      Pylon Signs

1. No pylon or freestanding signs shall be permitted within the limits of shopping center except as approved by the City of Temple Terrace.

D.      Rear Door Signs

1. For purpose of receiving deliveries the business name and address number only shall be permitted on rear metal doors.

2. Address numbers shall be composed of 4 inch high (maximum) white vinyl individual numbers adhered cleanly to the hollow metal doors.

3. Business name shall be composed of 3 inch high (maximum) white vinyl individual numbers adhered cleanly to the hollow metal door.

4.      Address number and business name shall be Helvetica medium style.


Section IV
A. All signs shall require written approval by the Landlord prior to fabrication. The Tenant shall cause the sign company to submit detailed drawings, in triplicate, to the Landlord. The Landlord will review the drawings and return copies marked to indicate approval of the necessary documents. No sign shall be erected by any Tenant except in accordance with the


                                       F2
        drawing bearing the Landlord's final approval, and only after the issuance of a sign permit by the City of Temple Terrace.

B. It is recognized that on occasion, it may be desirable to include advertising symbols or logotypes in the sign work of a particular Tenant. Further, it may such standard units will not fit every criteria stated above. Therefore, if a Tenant desires to include such devices in their sign, a drawing of the entire sign whereon a waiver of one or more of the criteria is requested shall be submitted, and if the Landlord considers the entire sign to be suitable with respect to the shopping center as a whole, a waiver will granted subject to the approval of the City of Temple Terrace.

C. A permit shall be secured from the City of Temple Terrace prior to the installation of any new signs within Terrace Ridge Plaza shopping center.

D. Upon vacating his leased premises, each Tenant is responsible for removing his sign and returning the canopy, sign mounting points, front and rear door, and all glazing to original conditions and configuration; cleaning, patching and repairing as necessary. Any aforementioned repairs not provided by the tenants shall be undertaken by the Landlord/deducted from the tenants security deposit and/or backcharged to the tenant.

E.      Non-illuminated signs will not be permitted.

Section V
A. The above sign regulations shall apply only to the Terrace Ridge Plaza Shopping Center.
B. All signs shall comply with the above regulations and the applicable Zoning Ordinance of the City of Temple Terrace.
C. No variance shall be permitted except as recommended by the Zoning Board of Appeals and approved by the City Council.








                                       F3